UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

Current Report Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): August 6, 2008

Tyson Foods, Inc.

(Exact name of Registrant as specified in its charter)

Delaware

(State of incorporation or organization)

001-14704

(Commission File Number)

71-0225165

(IRS Employer Identification No.)

2210 West Oaklawn Drive, Springdale, AR 72762-6999

(479) 290-4000

(Address, including zip code, and telephone number, including area code, of

Registrant’s principal executive offices)

Not applicable

(Former name, former address and former fiscal year, if applicable)

___________________________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement

On August 6, 2008, Tyson Foods, Inc. (the “Company”) and its subsidiary Tyson Receivables Corporation entered into Amendment No. 2 to the Company’s Receivables Purchase Agreement (the “RPA Amendment”) and an amendment and restatement of the Company’s Receivables Transfer Agreement (the “Amended RTA” and collectively with the RPA Amendment, the “Amendments”). Under the terms of the Amendments, the Company renewed its 364-day facility and agreed to replace the remaining two years of its existing 3-year facility with a new 2-year commitment in the form of a 364-day facility and a commitment from the lenders thereunder to fund an account for any unused portion of the facility at the end of such 364-day period (if the 364-day facility is not renewed) which will provide financing to the Company through August 2010 by virtue of certain term-out mechanics. The Amendments also adjusted the pricing for borrowings under the facilities.

The foregoing descriptions of the Amended RTA and the RPA Amendment are qualified in their entirety by reference to the Amended RTA and the RPA Amendment which are attached hereto as Exhibits 10.1 and 10.2 and incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits
Exhibit No.	Description
10.1

Amended and Restated Receivable Transfer Agreement, dated as of August 6, 2008, by and among
Tyson Receivables Corporation, a Delaware corporation, Tyson Foods, Inc., a Delaware corporation, the several commercial paper conduits identified therein as CP Conduit Purchasers and the several financial institutions identified therein as Committed Purchasers, and their respective Funding Agents,
JPMorgan Chase Bank, a New York state banking corporation, as administrative agent for the benefit of the CP Conduit Purchasers, the Committed Purchasers and the Funding Agents.

10.2

Amendment No. 2 to Receivables Purchase Agreement, dated as of August 6, 2008, by and among
Tyson Receivables Corporation, a Delaware corporation, Tyson Foods, Inc., a Delaware corporation
(“Tyson”), certain subsidiaries of Tyson, the several commercial paper conduits identified therein as CP
Conduit Purchasers and the several financial institutions identified therein as Committed Purchasers, and their respective Funding Agents, JPMorgan Chase Bank, a New York state banking corporation, as administrative agent for the benefit of the CP Conduit Purchasers, the Committed Purchasers and the
Funding Agents.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TYSON FOODS, INC.

Date: August 11, 2008	By:	/s/ Dennis Leatherby

	Name:	Dennis Leatherby
	Title:	Executive Vice President and Chief Financial Officer

Tyson Foods, Inc.

Current Report On Form 8-K

Dated August 11, 2008

EXHIBIT INDEX

Exhibit No.	Description
10.1

Amended and Restated Receivable Transfer Agreement, dated as of August 6, 2008, by and among Tyson Receivables Corporation, a Delaware corporation, Tyson Foods, Inc., a Delaware corporation, the several commercial paper conduits identified therein as CP Conduit Purchasers and the several financial institutions identified therein as Committed Purchasers, and their respective Funding Agents, JPMorgan Chase Bank, a New York state banking corporation, as administrative agent for the benefit of the CP Conduit Purchasers, the Committed Purchasers and the Funding Agents.

10.2

Amendment No. 2 to Receivables Purchase Agreement, dated as of August 6, 2008, by and among Tyson Receivables Corporation, a Delaware corporation, Tyson Foods, Inc., a Delaware corporation (“Tyson”), certain subsidiaries of Tyson, the several commercial paper conduits identified therein as CP Conduit Purchasers and the several financial institutions identified therein as Committed Purchasers, and their respective Funding Agents, JPMorgan Chase Bank, a New York state banking corporation, as administrative agent for the benefit of the CP Conduit Purchasers, the Committed Purchasers and the Funding Agents.